UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2025 (March 31, 2025)

SPIRIT AVIATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-276992	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1731 Radiant Drive

Dania Beach,	Florida	33004
(Address of principal executive offices, including zip code)

(954) 447-7920
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On March 31, 2025, Spirit Airlines, LLC (the “Company”), a Delaware limited liability company and a wholly owned subsidiary of Spirit Aviation Holdings, Inc., a Delaware corporation, completed a private offering of Spirit Airlines Class B(R) Pass Through Certificates, Series 2025-1B(R) (the “Class B(R) Certificates”), in the aggregate face amount of $215 million, the proceeds of which will be used to acquire new equipment notes to be issued by the Company (as described below). The Company will use the proceeds from such issuance to repay $43 million outstanding related to the Company’s existing “Series B” equipment notes issued under the Spirit Airlines 2017-1 pass through certificates, pay transaction fees, and for general corporate purposes.

The Class B(R) Certificates will represent an interest in the assets of a pass through trust (the “Class B(R) Trust”), which will hold certain newly issued equipment notes, designated as “Series B(R)” to be issued by the Company (the “Series B(R) Equipment Notes”). The Series B(R) Equipment Notes are expected to be secured by 27 Airbus A320 family aircraft originally delivered new to the Company between October 2015 and October 2018.

The Series B(R) Equipment Notes will have an interest rate of 11.00% per annum. The interest on the issued and outstanding Series B(R) Equipment Notes is payable semi-annually, and principal payments on the issued and outstanding Series B(R) Equipment Notes are scheduled for payment in certain years, and interest and principal payments on the Series B(R) Equipment Notes will be distributed to holders of the Class B(R) Certificates on each April 1 and October 1, commencing October 1, 2025, and the final distribution of the outstanding principal amount of the Series B(R) Equipment Notes to holders of the Class B(R) Certificates is expected on February 15, 2030. The Class B(R) Certificates will rank junior to the outstanding pass through certificates that were previously issued under each of the Spirit Airlines Series 2015-1 (Class A) and Series 2017-1 (Class AA and Class A) pass through certificates.

The offer and sale of the Class B(R) Certificates have not been, and the Class B(R) Certificates will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of the Class B(R) Certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction.

Item 2.03.    Creation of a Direct Financial Obligation.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On April 2, 2025, the Company provided an update to its 2025 Fleet Plan, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing. Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward Looking Statements
Forward-Looking Statements in this Current Report on Form 8-K and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,”

“expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, results of operations and financial condition, the competitive environment in our industry, adverse domestic or global economic conditions on our business, results of operations and financial condition, including our ability to obtain financing or access capital markets, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Furthermore, such forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description

99.1	Spirit Fleet Plan dated 4/2/2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025	SPIRIT AVIATION HOLDINGS, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel